UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

UGI Utilities, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 N. 12th Street, Suite 360 P. O. Box 12677 Reading, PA		19612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610 796-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2012, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and the Gas Utility and Electric Utility divisions of UGI Utilities, Inc. for the fiscal quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated April 26, 2012, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the fiscal quarter ended March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

April 26, 2012	By:	/s/ Hugh J. Gallagher
Name: Hugh J. Gallagher
Title: Assistant Treasurer

EXHIBIT INDEX

The Following Exhibit Is Furnished:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated April 26, 2012, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the fiscal quarter ended March 31, 2012.